UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 10, 2018

JAMES RIVER GROUP HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-36777	98-0585280
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Wellesley House, 2nd Floor, 90 Pitts Bay Road, Pembroke Bermuda	HM 08
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	+1-441-278-4580

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 10, 2018, James River Group Holdings, Ltd. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with D. E. Shaw CF-SP Franklin, L.L.C., D. E. Shaw CH-SP Franklin, L.L.C., D. E. Shaw Oculus Portfolios, L.L.C. (collectively, the “Selling Shareholders”) and Morgan Stanley & Co. LLC (the “Underwriter”), pursuant to which the Selling Shareholders agreed to sell an aggregate of 3,297,238 common shares, par value $0.0002 per share, of the Company to the Underwriter at a price of $36.00 per share (the “Offering”). The Company will not receive any proceeds from the sale of the common shares by the Selling Shareholders.

The Underwriting Agreement contains customary representations, warranties and agreements by each of the Company and the Selling Shareholders, and also provides for customary indemnification by each of the Company, the Selling Shareholders, and the Underwriter against certain liabilities and customary contribution provisions in respect of those liabilities, including for liabilities under the Securities Act of 1933, as amended. The Offering is being made pursuant to a prospectus supplement, dated May 10, 2018, to the prospectus, dated January 14, 2016, which was included in the Company’s shelf registration statements on Form S-3 (File No. 333-208903) which was declared effective by the Securities and Exchange Commission on January 14, 2016.

The above summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 10, 2018, among James River Group Holdings, Ltd., D. E. Shaw CF-SP Franklin, L.L.C., D. E. Shaw CH-SP Franklin, L.L.C., D. E. Shaw Oculus Portfolios, L.L.C. and Morgan Stanley & Co. LLC
5.1	Opinion of Conyers Dill & Pearman Limited
8.1	Opinion of Bryan Cave Leighton Paisner LLP regarding certain tax matters
23.1	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.1)
23.2	Consent of Bryan Cave Leighton Paisner LLP (included in Exhibit 8.1)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

James River Group Holdings, Ltd.

Dated: May 15, 2018	By:	/s/ Sarah C. Doran
Name: Sarah C. Doran
Title: Chief Financial Officer

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Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 10, 2018, among James River Group Holdings, Ltd., D. E. Shaw CF-SP Franklin, L.L.C., D. E. Shaw CH-SP Franklin, L.L.C., D. E. Shaw Oculus Portfolios, L.L.C. and Morgan Stanley & Co. LLC
5.1	Opinion of Conyers Dill & Pearman Limited
8.1	Opinion of Bryan Cave Leighton Paisner LLP regarding certain tax matters
23.1	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.1)
23.2	Consent of Bryan Cave Leighton Paisner LLP (included in Exhibit 8.1)

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